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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into TeamStaff, Inc.'s previously filed Registration Statements on Form S-3 File Nos. 33-85526, 33-70928, 33-91700, 33-09313, 333-74478 and Form S-8 File No. 333-73426.


                                           ARTHUR ANDERSEN LLP


Roseland, New Jersey
January 11, 2002